UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      NOVEMBER 30, 2004 (NOVEMBER 24, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                        1-13726               73-1395733
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  (State or other jurisdiction      (Commission File No.)      (IRS Employer
        of incorporation)                                   Identification No.)


            6100 North Western Avenue, Oklahoma City, Oklahoma 73118
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               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION


     Effective November 24, 2004, Chesapeake Energy Corporation (the "Company") filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 600,000 shares of our 6.00% Cumulative Convertible Preferred Stock, par value $0.01 per share. Such shares of 6.00% Preferred Stock were acquired by the Company as the result of a privately negotiated exchange with a holder of the Preferred Stock for 3,225,000 shares of the Company's Common Stock, par value $0.01 per share, by the holder. The Certificate of Elimination is attached hereto as exhibit 3.1.

Effective November 24, 2004, Chesapeake Energy Corporation (the "Company") filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 2,714,200 shares of our 6.75% Cumulative Convertible Preferred Stock, par value $0.01 per share. Such shares of 6.75% Preferred Stock were acquired by the Company as the result of conversions of the Preferred Stock into the Company's Common Stock, par value $0.01 per share. The Certificate of Elimination is attached hereto as exhibit 3.2.

ITEM 9.01 - EXHIBITS

(c)      Exhibits


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

    3.1              Certificate of Elimination

    3.2              Certificate of Elimination



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CHESAPEAKE ENERGY CORPORATION


                                By:       /s/ AUBREY K. MCCLENDON
                                        ---------------------------------------
                                          Aubrey K. McClendon
                                          Chairman of the Board and
                                          Chief Executive Officer


Dated:        November 30, 2004


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


                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   3.1               Certificate of Elimination

   3.2               Certificate of Elimination


                                       4